Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on (i) Forms S-3 (Nos.333-25995, 333-62155, 333-33726, 333-54616,
333-60912-01, 333-55866-01, 333-91316-01, 333-102961, and 333-102962-01) and
(ii) Form S-8 (No. 333-56343) of Kinder Morgan Energy Partners, L.P. of our report dated March 3, 2004 relating to the financial statements, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

Houston, Texas
March 4, 2004